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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

        ---------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 29, 2000


                         Regeneron Pharmaceuticals, Inc.
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       (Exact name of registrant as specified in its charter)

       New York              333-31764          133444607
   ---------------         ------------       ----------------
   (State or other         (Commission        (IRS Employer
   jurisdiction of         File Number)       Identification No.
   incorporation)

               777 Old Saw Mill River Rd, Tarrytown NY, 10591-6707
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               (Address of principal executive offices) (Zip Code)

                                   9143477000
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              (Registrant's telephone number, including area code)

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                         Regeneron Pharmaceuticals, Inc.
                           Current Report on Form 8-K

Items 1-4. Not applicable.

Item 5.    Other Events.

         On March 29, 2000, the registrant entered into a purchase agreement with Amgen Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc., J.P. Morgan Securities Inc. and FleetBoston Robertson Stephens Inc., in connection with the issuance and sale by the registrant of 2,600,000 shares of the registrant's common stock, par value $.001 per share (the "Common Stock"). Amgen Inc. granted the underwriters an option, exercisable for 30 days after March 29, 2000, to purchase up to 390,000 additional shares of Common Stock, solely to cover over-allotments. The issuance and sale of the Common Stock was consummated on April 4, 2000, with the total gross proceeds to the registrant being approximately $73,502,000. Expenses payable by the registrant in connection with the offering of the Common Stock are estimated at approximately $550,000. The over-allotment option has not been exercised.

Item 6.  Not Applicable.

Item 7.  Financial Statements and Exhibits.

         The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:


          Exhibit No.               Description
          -----------               -----------
             1.0 Purchase Agreement, dated March 29, 2000, among the registrant, Amgen Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and each of the other underwriters named therein.


Item 8.  Not Applicable

                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.

Dated: April 4, 2000

                                    REGENERON PHARMACEUTICALS, INC.



                                    By:  /s/ Murray A. Goldberg
                                       -----------------------------------------
                                         Name:  Murray A. Goldberg
                                         Title: Vice President, Finance &
                                                Administration, Chief Financial
                                                Officer, Treasurer and
                                                Assistant Secretary

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                                  EXHIBIT INDEX



          Exhibit No.               Description
          -----------               -----------

            1.0 Purchase Agreement, dated March 29, 2000, among the registrant, Amgen Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and each of the other underwriters named in Schedule A to the Purchase Agreement.